SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 13, 2002
                                                         -----------------




                           First Community Corporation
                           ---------------------------
                            (Exact name of registrant
                          as specified in its charter)




     South Carolina               000-28344                57-1010751
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   (State or other               (Commission            (I.R.S. Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)




                5455 Sunset Blvd, Lexington, South Carolina 29072
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 951-2265
                                                           --------------




                                 Not Applicable
                                 --------------
                   (Former name or former address, if changed
                              since last report.)




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Item 9.  Regulation FD Disclosure.

         On November 13, 2002, the Chief Executive Officer, Michael Crapps, and the Chief Financial Officer, Joseph G. Sawyer, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.













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





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST COMMUNITY CORPORATION



                                   By: /s/ Joseph G. Sawyer
                                      ------------------------------------
                                   Name:  Joseph G. Sawyer
                                   Title: Chief Financial Officer

Dated: November 13, 2002



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



                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.





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